                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

       [GRAPHIC OMITTED]    NORTHWAY FINANCIAL, INC.




                                                                  April 17, 1998

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 19, 1998 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire.

        At the Annual Meeting, you will be asked to consider and act upon the election of four nominees to the Board of Directors of Northway Financial, Inc.

        I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented.

        You are urged to promptly sign, date and mail the enclosed proxy in the postage-paid envelope provided for your convenience.

                                                   Very truly yours,


                                               /s/ William J. Woodward

                                                   William J. Woodward
                                                   Chairman of the Board











        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 19, 1998

        NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 19, 1998 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire for the following purposes:

        (1) To elect four (4) directors to serve until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified.

        (2) To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 31, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Directors



                                            Paul G. Campagna
                                            Clerk

Berlin, New Hampshire
April 17, 1998

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 19, 1998

        This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Northway Financial, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 19, 1998, at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire. This proxy statement and accompanying form of proxy are being mailed to stockholders of the Company on or about April 17, 1998 in connection with the solicitation.

        At the close of business on March 31, 1998, there were outstanding and entitled to vote 1,731,969 shares of Northway Financial, Inc. common stock, with a par value of $1.00 per share.

        Each share will be entitled to one vote upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 31, 1998 shall be entitled to vote at the meeting.

        The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

        A holder of record of Common Stock may revoke a proxy by filing an instrument of revocation with Paul G. Campagna, Clerk, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such holder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Clerk, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

        The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interview, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

        The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

        The Company is a New Hampshire corporation formed in 1997 for the purpose of effecting the reorganization of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), into a holding company structure and to effect a merger with Pemi Bancorp, Inc., a New Hampshire bank holding company ("PEMI"), with and into the Company (collectively, the "Merger"). The Merger became effective on September 30, 1997. On that date, each of BCB and Pemigewasset National Bank, a wholly owned national bank subsidiary of PEMI based in Plymouth, New Hampshire ("PNB"), became a wholly owned subsidiary of the Company.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

        The Company's Board of Directors is currently composed of ten members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, all nearly equal as possible, with one class to be elected annually for a term of three years.

        At the Meeting, four directors will be elected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated William J. Woodward, Fletcher W. Adams, Arnold
P. Hanson, Jr., and John H. Noyes, each of whom is a current member of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy or their substitutes to vote for the election of the nominees listed below unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend, or in the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

        The following table sets forth the name and ages, standing committee memberships and other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 31, 1998, with respect to each nominee and for each director continuing in office. The information was provided by the persons named.

                                                        Shares of
                                      Year              Common Stock   Percent
                                      First     Term    Beneficially   of Common
                                      Elected   To      Owned at       Stock
Name                           Age    Director  Expire  Mar. 31, 1998  Ownership
--------------------------------------------------------------------------------
                              NOMINEES OF THE BOARD
Woodward, William J.              52      1997     1998      65,718      3.79%
   President, Chief Executive
   Officer, Chairman of the
   Board, Northway Financial,
   Inc.; President, Chief
   Executive Officer, Chairman
   of the Board,
   The Berlin City Bank

Adams, Fletcher W.                61      1997     1998      60,354(1)   3.48%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   President and Chief
   Executive Officer,
   Pemigewasset National Bank

Noyes, John H.                    51      1997     1998      11,825      ****
   President and Treasurer,
   Noyes Insurance Agency, Inc.;
   President, Central Square
   Insurance, Inc.

Hanson, Jr., Arnold P.            48      1997     1998      30,112(2)   1.74%
   President, Isaacson
   Structural Steel, Inc.

                         DIRECTORS CONTINUING IN OFFICE

Kelley, Barry J.                  48      1997     1999      33,216(3)   1.92%
   President and Owner, White
   Mountain Lumber, Co.

Labnon, Randall G.                44      1997     1999       3,072      ****
   General Manager and Director;
   Town & Country Motor Inn

Morse, Andrew L.                  55      1997     1999       1,041      ****
   Owner, Wayne's Market;
   Owner,  Woodstock Cheese
   Shoppe

                                                        Shares of
                                      Year              Common Stock   Percent
                                      First     Term    Beneficially   of Common
                                      Elected   To      Owned at       Stock
Name                           Age    Director  Expire  Mar. 31, 1998  Ownership
--------------------------------------------------------------------------------

                         DIRECTORS CONTINUING IN OFFICE

Bornstein, Peter H.               52      1997     2000       3,632(4)  ****
   Attorney, Partner and
   President, Bergeron
   Hanson, Bornstein & Carlson

Clifford, Jr., Charles, H.        62      1997     2000       2,500     ****
   President, Clifford-Nicol
   Printing

Morris, John D.                   67      1997     2000       9,856     ****
   Formerly, President, Morris
   Building Center

----------
****Owns less than 1% of the Company's outstanding common stock.

(1) Includes 4,169 shares owned jointly with spouse, 1,771 shares owned by his daughter, 1,771 shares owned by his son, and 6,540 shares owned by an estate for which Mr. Adams serves as trustee.
(2) Includes 30,000 shares held in a trust for which Mr. Hanson serves as trustee.
(3) Includes 27,648 shares owned jointly with spouse.
(4) Stock is owned jointly with spouse.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    Following the Merger, the Board of Directors of the Company held three (3) meetings during the calendar year ended December 31, 1997.

    Directors of the Company are paid an annual fee of $8,000.00, and directors who also serve on the Executive Committee receive an additional annual fee of $12,000.00. Directors who are officers of the Company do not receive any of these fees.

    The following sets forth the members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                            1997 EXECUTIVE COMMITTEE
MEMBERS: William J. Woodward, Chairman; Fletcher W. Adams; John D. Morris; and John H. Noyes

FUNCTION:   The Executive Committee generally has the power to exercise the power of the full Board during intervals between meetings of the Board.

NUMBER OF
MEETINGS:   This Committee meets on a weekly basis.

                       1997 AUDIT AND COMPLIANCE COMMITTEE
MEMBERS: Arnold Hanson, Jr., Chairman; Peter Bornstein; Charles Clifford, Jr.; Barry Kelley; and Andrew Morse

FUNCTION:   This Committee oversees the activities of the Company's Internal
            Auditor, its Independent Certified Public Accounting Firm, and activities of other accounting firms used on a project basis. This
            Committee also reviews the results of each regulatory examination.
            The Committee also provides oversight for all compliance activities of the Company, including those of the compliance officers functioning at subsidiary banks.

NUMBER OF
MEETINGS:   This Committee met one (1) time during the 1997 fiscal year.


                 1997 HUMAN RESOURCES AND COMPENSATION COMMITTEE
MEMBERS: John Morris, Chairman; Peter Bornstein; Charles Clifford, Jr.; Randall Labnon; and John Noyes

FUNCTION:   This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels. The Committee's recommendations must be approved by the full Board of Directors.

NUMBER OF
MEETINGS:   This Committee met one (1) time during the 1997 fiscal year.


                            1997 NOMINATING COMMITTEE
MEMBERS: The Executive Committee serves as the Nominating Committee of the Company.

FUNCTION:   This Committee selects nominees for election as directors of the
            Company. This Committee nominated the persons standing for election at the 1998 Annual Meeting.

NUMBER OF
MEETINGS:   The Executive Committee meets weekly; and, as appropriate, discusses nominations.

EXECUTIVE OFFICERS

    The following sets forth information regarding the executive officers of the Company, the position or office held by each of them, and the date from which they have continually served as executive officers.

                                                                       Executive
                                                                       Officer
Name                                                            Age    Since
--------------------------------------------------------------------------------
William J. Woodward                                             52     1997
    Chairman, President, and Chief Executive Officer

Fletcher W. Adams                                               61     1997
    Vice Chairman

Donald R. Hatt                                                  49     1997
    Senior Executive Vice President and Chief Operating Officer

David J. O'Connor                                               51     1997
    Executive Vice President and Chief Financial Officer

Paul G. Campagna                                                58     1997
    Clerk

    William J. Woodward has served as Chairman, President and Chief Executive Officer of the Company since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994; and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975.

    Fletcher W. Adams has served as Vice Chairman of the Board of Directors of the Company since 1997. Prior to the Merger, Mr. Adams served as President and Chief Executive Officer of PEMI beginning in 1990.
Also, since 1990, he has served as President and Chief Executive Officer of PNB. He joined PNB as Executive Vice President in June 1984, and has served as a director of PNB since 1973.

    Donald R. Hatt has served as Senior Executive Vice President and Chief Operating Officer of the Company since November 1997. Prior to joining the Company he served as a financial consultant for Smith Barney, Greensboro, North Carolina from January 1996 to October 1997. From January 1990 to March 1995, he served as President and Chief Executive Officer of Great Bay Bankshares, Dover, New Hampshire.

    David J. O'Connor has served as Executive Vice President of the Company since 1997. He has served as Executive Vice President of BCB since 1992 and Chief Financial Officer since 1989 and is responsible for the Company's financial operations.

    Paul G. Campagna has served as the Clerk of the Company since 1997. He has served as the Clerk of BCB since 1970 and Senior Vice President of BCB since 1982. He is responsible for community reinvestment policies and the Company's loan review process. He has been with BCB since 1968.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of March 31, 1998, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below (other than Messrs. Woodward and Adams), and (ii) all directors and executive officers as a group. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Mr. Woodward, Mr. Adams, and other directors of the Company. As of March 31, 1998, no person owned beneficially more than 5% of the Company's outstanding common stock.

                                    Shares of Common           Percent of Shares
                                    Stock Beneficially         of Common Stock
Name                                Owned                      Ownership
--------------------------------------------------------------------------------
David J. O'Connor                            576                     ****

Directors and executive officers
   as a group (13 persons)               225,450                   13.02%

****Owns less than 1% of the Company's outstanding common stock.

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 1997, 1996 and 1995, of those persons who were, at December 31, 1997: (i) the chief executive officer of the Company and (ii) the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                    Other Annual
Name and Principal Position            Year     Salary      Bonus   Compensation
--------------------------------------------------------------------------------
William J. Woodward(1)                 1997    $ 43,343    $23,996    $112,500
    Chairman, President and Chief      1996          --         --     156,000
    Executive Officer                  1995          --         --     160,000

Fletcher W. Adams(2)                   1997     105,021     17,525          --
    Vice Chairman                      1996      97,000      1,965          --
                                       1995      93,600      1,830          --

David J. O'Connor                      1997     106,540      5,408          --
    Executive Vice President and       1996     107,667      4,278          --
    Chief Financial Officer            1995     101,430      8,320          --

    (1)In June 1994, Mr. Woodward assumed executive management responsibility with respect to BCB upon the resignation of BCB's President and Chief Executive Officer pending possible selection of a successor. Through the date of the Merger, Mr. Woodward was not a salaried employee of BCB and did not receive any pension, insurance or other benefits. Mr. Woodward received the fees set forth above in lieu of salary and benefits through the date of the Merger.

    In connection with the Merger, Mr. Woodward entered into an employment agreement with the Company and BCB. See "Employment Contracts" below. For 1997, $43,343 and $23,996 represent the amounts paid to Mr. Woodward in salary and bonus, respectively, pursuant to such agreement.

    (2)The totals for Mr. Adams include his base salary together with monthly fees received for attendance at meetings of the Board of Directors of PEMI and PNB. In connection with the Merger, Mr. Adams entered into an employment agreement with the Company and PNB. See "Employment Contracts" below. For 1997, $31,500 and $17,525 represent the amounts paid to Mr. Adams in salary and bonus, respectively, pursuant to such agreement.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock (assuming $100 was invested on October 1, 1997, the date of the Merger, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the SNL New England Bank Index ("SNL").

                   [STOCK PRICE PERFORMANCE GRAPH]

                              10/31/97       12/31/97
                              --------       --------
               S&P 500        $100.00        $101.99
               SNL             100.00         108.21
               NWFI            100.00         105.83

EMPLOYMENT CONTRACTS

    In connection with the Merger, Messrs. Woodward and Adams entered into employment agreements with the Company.

    Pursuant to the employment agreements, Messrs. Woodward and Adams will provide ongoing services to the Company on a full-time basis through the third anniversary of the date of the Merger (the "Effective Time"). The employment agreements will provide for base salaries for Messrs. Woodward and Adams of $179,000 and $126,000, respectively, subject to increase from time to time in the discretion of the Company Board. The employment agreements also provide that each of Messrs. Woodward and Adams will be entitled to participate in any incentive or bonus program established by the Company Board, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

    The employment agreements contain confidentiality and non-compete provisions. If either Mr. Woodward or Mr. Adams is terminated from full-time employment with the Company without cause prior to the third anniversary of the Effective Time, then he will be entitled to receive group health benefits; provided, that in the event such executive commences any employment or self-employment during the period during which he is entitled to receive the termination payments, the remainder of such payments, for the period from the commencement of such employment or self-employment to the end of the termination period, will be reduced by one-half of the salary such executive receives from such employment or self-employment. In addition, if such executive receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease.

    The employment agreements also provide for termination benefits if the executives' employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control, Mr. Woodward's or Mr. Adams' employment is terminated by the Company or by such executive following the occurrence of certain adverse actions taken with respect to such executive's employment, or if such executive's employment is terminated without cause, the Company must, in lieu of any other termination payments described above, pay to such executive (or such executive's estate, if applicable) a lump-sum payment equal to 2.99 times such executive's base salary preceding the change of control.

CERTAIN BENEFITS

    The Company does not provide benefits apart from those provided by its subsidiaries. BCB provides no personal benefits to its principal officers and directors other than medical, life, accidental death, disability, salary continuation insurance plans and a pension plan which are provided to all of BCB's officers and employees. The pension plan is a non-contributory defined benefit plan administered by the Retirement Committee, consisting of Executive Vice President David J. O'Connor and Senior Vice President, Paul G. Campagna, who have been designated as Trustees, and The Pentad Corporation, as the consulting actuaries. All employees join BCB's pension plan upon reaching age twenty-one and the completion of at least 1,000 hours of service in a consecutive twelve-month period. 100% vesting normally occurs after 5 years, and age 65 is the normal retirement age. Early retirement may be taken, however, after age 55.

    The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service. The figures in this table are calculated on the basis of a straight-life annuity and upon certain other assumptions regarding social security benefits and compensation trends. Amounts shown would be subject to offset by the primary amount of social security benefits.

     AVERAGE
  COMPENSATION                       YEARS OF SERVICE
---------------------------------------------------------------------
                        10           15              20          25
---------------------------------------------------------------------
     $40,000           8,000       12,000          16,000      20,000
     $55,000          11,000       16,500          22,000      27,500
     $70,000          14,000       21,000          28,000      35,000
     $85,000          17,000       25,500          34,000      42,500
    $100,000          20,000       30,000          40,000      50,000
    $115,000          23,000       34,500          46,000      57,500
    $130,000          26,000       39,000          52,000      65,000
    $145,000          29,000       43,500          58,000      72,500
    $160,000          32,000       48,000          64,000      80,000

    The compensation covered by the plan is the annual rate of pay as of January 1, 1998. The compensation covered by the plan is the above listed cash compensation less any bonuses. David J. O'Connor's compensation covered by the plan is $117,500.00.

    The number of credit years of service at December 31, 1997 and the estimated credited years of service at age 65 for purposes of the Retirement Plan for David O'Connor are 8 and 23 years, respectively.

    PNB has a qualified pension plan covering substantially all of its employees meeting certain eligibility requirements. Benefits paid under this plan are based on fifty percent (50%) of monthly compensation reduced by 1/20 for each year of service less than twenty (20) years.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

GENERAL POLICIES

    The Human Resources and Compensation Committee (the "Committee") is composed of five independent, non-employee members of the Company's Board of Directors. The Committee's responsibility is to set policy and oversee the administration of the Company's compensation and benefits. Working with an outside bank compensation consultant, the Committee recommends the approval of the salary program for the entire organization. It also oversees the compensation actions for the Chief Executive Officer ("CEO") and certain other senior officers.

    The base salary of these senior executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

    In connection with the Merger and the execution of the employment agreements described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions, and maintains an extensive data base for banks in various asset size groups.

    Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a set of competitive and current salary grades and ranges for Messrs. Woodward and Adams. In connection with the Merger, management recommended the structure, which was subsequently approved by the Board. See "Employment Contracts."

    Submitted by members of the Human Resources and Compensation Committee.
                                  John D. Morris, Chairperson
                                  Peter H. Bornstein
                                  Charles H. Clifford, Jr.
                                  Randall G. Labnon
                                  John H. Noyes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has, during its ordinary course of business, made loans to directors and officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

    The largest aggregate amount of such extensions of credit to directors, officers, principal stockholders, and their associates during the period of January 1, 1997 through December 31, 1997 was $1,632,000. The aggregate amount owing to the Company from such individuals on December 31, 1997 was $1,632,000, or 4.35% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

    There were no officers or directors whose direct or indirect liability to the Company exceeded 10% of Stockholders' equity at any time during the year.

    The Company has not been a party to any transaction or proposed transaction during the past two years in which any director, director nominee, executive officer, or principal stockholder, or any immediate family thereof has had a direct or indirect material interest.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    Shatswell, MacLeod and Company was the Company's independent auditing firm for 1997. Representatives of Shatswell, MacLeod and Company are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod and Company has served as the Company's independent auditing firm since September 30, 1997.

                                  OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

    A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 31, 1998. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so by writing Paul G. Campagna, Clerk c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

    The Company's By-Laws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date"); provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting or (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. A copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to the Clerk of the Company at its principal executive offices in Berlin, New Hampshire.

    In addition to the foregoing, in accordance with the rules of the Securities and Exchange Commission, any proposal that a stockholder intends to present at the annual meeting of stockholders in 1999 must be received by the Company by December 18, 1998 to be eligible for inclusion in the proxy statement and proxy form relating to such meeting.

                                            By Order of the Board of Directors




                                            Paul G. Campagna
                                            Clerk
Berlin, New Hampshire
April 17, 1998

                                      PROXY
[Graphic Omitted]           NORTHWAY FINANCIAL, INC.

            A multi-bank holding company of the Berlin City Bank and
                           Pemigewasset National Bank

                   9 Main Street, Berlin, New Hampshire 03570
                             Proxy for Common Stock

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Paul G. Gampagna and David J. O'Connor, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 19, 1998, at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement therof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 1997 Annual Report to Stockholders.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE         SIDE
-------------                                                      -------------

    Please mark
[X] votes as in
    this example.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated with respect to Proposal 1 below, the undersigned's votes will be cast "FOR" each of such matters. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1. Proposal to elect William J.           2. Such other business as may properly
   Woodward, Fletcher W. Adams, Arnold       come before the meeting or any
   P. Hanson, Jr., and John H. Noyes         adjournments or postponements
   for three-year terms to continue          thereof.
   until the 2001 Annual Meeting of
   Stockholders, and until the
   successor of each is duly elected
   and qualified.

         FOR             WITHHELD
     [ ] ALL         [ ] FROM ALL
         NOMINEES        NOMINEES


[ ] _____________________________________
    For all nominees except as note above


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               For joint accounts, each owner should sign.
                               Executors, administrators, trustees, corporate officers, and others acting in a representative capacity should give full title or authority.


Signature: _____________ Date: ________ Signature: _____________ Date: ________